UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Street, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of 2008 Equity Incentive Plan

On March 11, 2008, the stockholders of Hologic approved Hologic’s 2008 Equity Incentive Plan (“2008 Equity Plan”).

For a more detailed of the 2008 Equity Plan please see Proposal 4 of Hologic’s definitive proxy statement on Form DEF14A filed with the Securities and Exchange Commission on January 25, 2008. A copy of the 2008 Equity Plan is also attached to this report as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Charter Amendment

Effective March 11, 2008, the Company’s Certificate of Incorporation was amended to increase the number of authorized shares of the Company’s common stock from 300,000,000 shares to 750,000,000 shares.

The description above is a summary of the amendment to Hologic’s Certificate of Incorporation. This description does not purport to be complete and it is qualified in its entirety by reference to the amendment itself. A copy of the amendment to Hologic’s Certificate of Incorporation is filed as Exhibit 3.1 to this Form 8-K.

By Law Amendment

Effective March 11, 2008, Hologic’s Bylaws were amended to clarify the process for transferring uncertificated shares of Hologic’s stock.

The description above is a summary of the amendment to Hologic’s Bylaws. This description does not purport to be complete and it is qualified in its entirety by reference to the amendment itself. A copy of the amendment to Hologic’s Bylaws is attached to this report as Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

At the Annual Meeting of stockholders on March 11, 2008, the stockholders approved the re-election of all of Hologic’s eleven directors. In addition, the stockholders approved the following proposals by the following votes:

The stockholders approved an amendment of Hologic’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 750,000,000.

For	Against	Abstain	Broker non-votes
104,647,810	8,337,447	144,546	10,784

The stockholders approved the Hologic, Inc. 2008 Employee Stock Purchase Plan.

For	Against	Abstain	Broker non-votes
99,434,199	1,053,336	122,599	12,530,453

The stockholders approved the Hologic, Inc. 2008 Equity Incentive Plan.

For	Against	Abstain	Broker non-votes
87,033,143	13,316,355	260,637	12,530,452

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION

3.1	Certificate of Amendment to Certificate of Incorporation of Hologic.

3.2	Text of amendment to Bylaws of Hologic.

10.1	Hologic Inc. 2008 Equity Incentive Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 11, 2008	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir, Chief Financial Officer, Executive Vice President, Finance and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

3.1	Certificate of Amendment to Certificate of Incorporation of Hologic.

3.2	Text of amendment to Bylaws of Hologic.

10.1	Hologic’ Inc. 2008 Equity Incentive Plan.